                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             NOVAMED EYECARE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

SEC 1913 (12-93)

                                                             980 North Michigan
                                                                         Avenue
                                                             Suite 1620
                                                             Chicago, Illinois
                                                             60611
                                                             Telephone (312)
                                                             664-4100
                                                             Facsimile (312)
                                                             664-4250
[Novamed Logo]

                                 April 11, 2001

Dear Stockholder:

   On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of NovaMed Eyecare, Inc., to be held at One North Franklin Street, 3rd Floor, Chicago, Illinois 60606, on Thursday, May 17, 2001, at 4:00 p.m., local time.

   The attached Notice of Annual Meeting and Proxy Statement describe the election of two directors which is the only matter that we expect to be acted upon at the Annual Meeting.

   Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote now, either by telephone or the Internet as provided in the enclosed instructions, or by signing and dating the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

   We look forward to seeing you on May 17, 2001, and encourage you to vote as soon as possible.

                                          Sincerely,
                                          /s/ Stephen J. Winjum
                                          Stephen J. Winjum
                                          President, Chief Executive Officer
                                          and Chairman of the Board of
                                          Directors

                                 [NOVAMED LOGO]

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2001

                               ----------------

TO THE STOCKHOLDERS OF NOVAMED EYECARE, INC.:

   The Annual Meeting of Stockholders of NovaMed Eyecare, Inc. (the "Company") will be held at 4:00 p.m., Chicago time, on Thursday, May 17, 2001, at One North Franklin Street, 3rd Floor, Chicago, Illinois 60606, for the following purposes:

     (1) To elect two Class II directors to the Company's Board of Directors;
  and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

   The foregoing items of business are more fully described in the accompanying Proxy Statement.

   The Board of Directors has fixed the close of business on March 26, 2001, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                          By order of the Board of Directors,

                             /s/ Ronald G. Eidell]
                                          Ronald G. Eidell
                                          Secretary

Chicago, Illinois
April 11, 2001


 ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE NOW, EITHER BY TELEPHONE OR THE INTERNET AS PROVIDED IN THE ENCLOSED INSTRUCTIONS, OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                             NovaMed Eyecare, Inc.
                     980 North Michigan Avenue, Suite 1620
                            Chicago, Illinois 60611
                                 (312) 664-4100

                               ----------------

                                PROXY STATEMENT

                               ----------------

   The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of NovaMed Eyecare, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 4:00 p.m., Chicago time, Thursday, May 17, 2001, at One North Franklin Street, 3rd Floor, Chicago, Illinois 60606, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about April 11, 2001.

   Record Date and Outstanding Shares--The Board of Directors has fixed the close of business on March 26, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 24,698,640 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

   Voting of Proxies--Stephen J. Winjum and Ronald G. Eidell, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Winjum and Eidell are executive officers of the Company and Mr. Winjum is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

   If you are a registered stockholder (i.e. you hold your NovaMed stock in certificate form), you may vote by mail, telephone or the Internet. To vote by mail, please sign and return the enclosed form of proxy. To vote by telephone or the Internet, follow the instructions attached to your proxy card. By voting by telephone or the Internet, you will appoint Messrs. Winjum and Eidell as your proxies with the same authority as if you had signed and returned the enclosed form of proxy. The deadline for voting by telephone or the Internet is 11:59 p.m. on May 16, 2001.

   If you hold your stock in "street name" (that is, your shares are registered in the name of a bank, broker or other nominee (collectively, your "broker")), your broker must vote your shares if you provide it with proper and timely voting instructions. Please check the voting forms and instructions provided by your broker or its agent to determine whether you are able to vote by phone or the Internet.

   Required Vote--The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for the Class II directors. Stockholders will not be allowed to cumulate their votes in the election of directors.

   Quorum; Abstentions and Broker Non-Votes--The required quorum for the transaction of business at the Annual Meeting will be a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors.

   Annual Report to Stockholders--The Company's Annual Report to Stockholders for the year ended December 31, 2000, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Company's Board of Directors currently consists of seven directors.
Article V of the Company's Certificate of Incorporation provides that the Board of Directors will be divided into three classes, with each class serving for a term of three years. At the Annual Meeting, two directors of Class II will be elected for a term of three years expiring at the Company's 2004 Annual Meeting of Stockholders. Both nominees are presently serving as directors of the Company. See "Nominees" below.

   The four directors whose terms of office do not expire in 2001 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below. The term of one other director, Douglas P. Williams, M.D., will expire at the conclusion of the 2001 Annual Meeting of Stockholders.

   If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

                                    NOMINEES

   The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                       Served as
Name                      Age         Position with Company          Director Since
----                      --- -------------------------------------- --------------
John D. Hunkeler, M.D...   59 National Medical Director and Director      1997
C.A. Lance Piccolo
 (1)(2).................   60 Director                                    2000

--------
(1) Member of Audit Committee.
(2) Member of Compensation Committee.

   Dr. Hunkeler is the Company's National Medical Director and has been a director of the Company since January 1997. Dr. Hunkeler is the founder and Medical Director of the Hunkeler Eye Centers, P.C., a professional entity which has been a party to a long-term service agreement with the Company since March 1997. Dr. Hunkeler has been practicing ophthalmology in the Kansas City area since 1973.

   Mr. Piccolo has been a director of the Company since November 10, 2000. The Board of Directors appointed Mr. Piccolo to fill a vacancy with an initial term that would expire at the Company's 2001 Annual Meeting of Stockholders. Mr. Piccolo has been President and Chief Executive Officer of HealthPic Consultants, Inc., a strategic healthcare consulting firm, since 1997. In 1996 Mr. Piccolo served as Chairman and Chief Executive Officer of Caremark International, Inc., a 1992 spin-off from Baxter International, Inc. Mr. Piccolo also currently serves as a member of the Board of Directors of Caremark Rx Inc. and Crompton Corp.

   The Board of Directors recommends that stockholders vote FOR all of the nominees for election as Class II directors.

                                OTHER DIRECTORS

   The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

                                                                  Served as     Term
Name                     Age       Position with Company        Director Since Expires
----                     --- ---------------------------------- -------------- -------
R. Judd Jessup (1)(2)...  53 Director                                1998       2002
Scott H. Kirk, M.D......  48 Director                                1995       2002
Steven V. Napolitano
 (1)....................  41 Director                                1997       2002
Stephen J. Winjum.......  37 President, Chief Executive Officer      1995       2003
                             and Chairman of the Board of
                             Directors

--------
(1) Member of Audit Committee.
(2) Member of Compensation Committee.

   Mr. Jessup has been a director of the Company since November 1998. He is currently a director of CorVel Corporation, an independent nationwide provider of medical cost containment and managed care services. Mr. Jessup is currently a private investor. From 1994 to 1996 he served as President of the HMO Division of FHP International Corporation, a diversified health care services company.

   Dr. Kirk has been a director of the Company since August 1995. Dr. Kirk has practiced ophthalmology in the Chicago area since 1982, and is currently practicing medicine in River Forest, Illinois on behalf of SureVision Eye Centers, L.L.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996. Dr. Kirk is currently a member of the board of directors of the American Association of Ambulatory Healthcare and the Outpatient Ophthalmic Surgical Society.

   Mr. Napolitano has been a director of the Company since January 1997. Mr. Napolitano is a senior partner in the law firm of Katten Muchin Zavis where he has practiced since 1995. Mr. Napolitano is a member of the firm's Board of Directors and is also a co-chair of the firm's Private Equity and Emerging Growth Company practice group. The Company has retained, and continues to retain, Katten Muchin Zavis as outside legal counsel.

   Mr. Winjum has served as President, Chief Executive Officer and a member of the Board of Directors of the Company since founding the Company in March 1995. In May 1998, the Board of Directors established the position of Chairman, and Mr. Winjum has served in such capacity ever since.

   Two of the Company's current directors, Dr. Scott H. Kirk and Dr. Douglas P. Williams, are brothers-in-law. None of the other executive officers or directors are related.

   Director Compensation--Except for options granted to certain directors upon their initial election to the Board of Directors, the Company's directors do not receive compensation for serving as directors, attending or participating in meetings, or for serving on committees or participating in committee meetings. All directors, however, are reimbursed for their reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings.

   Meetings--During the year ended December 31, 2000, the Board of Directors held four meetings. Each of the Company's current directors attended at least 75% of the aggregate number of board meetings held (during the period in which he was a director) and the total number of committee meetings on which he served that were held (during the period in which he was a member of such committee) during 2000.

   Committees of the Board of Directors--The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of directors who are neither officers or employees of the Company or its subsidiaries nor individuals having any other relationship with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of such director's independent judgement in carrying out their responsibilities as directors. Messrs. Jessup and Piccolo serve as the two members of the Compensation Committee. Messrs. Jessup, Napolitano and Piccolo serve as the three members of the Audit Committee. The Company does not have a nominating committee.

   The Audit Committee generally has the responsibility for assessing processes related to risks and control environment, overseeing financial reporting, evaluating the independent audit process, evaluating internal accounting controls, recommending to the Board of Directors the selection of the Company's independent auditors, and reporting to the Board of Directors regarding all of the foregoing. The Audit Committee is composed of three independent directors in accordance with Nasdaq's listing standards and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached hereto as Appendix A. The Audit Committee held two meetings in 2000. See "Report of the Audit Committee of the Board of Directors."

   The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive and key employee compensation, reviewing the Company's executive compensation policies, recommending to the Board of Directors compensation for the Company's executive officers, and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Company's stock option plans which includes determining the number of options to be granted to the Company's executive officers and key employees and reporting to the Board of Directors regarding the foregoing. The Company's Amended and Restated 1999 Stock Purchase Plan is also administered by the Compensation Committee. The Compensation Committee held one meeting in 2000. See "Report of the Compensation Committee of the Board of Directors."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table contains information regarding the beneficial ownership of our common stock as of March 15, 2001, by:

  . each person or group of affiliated persons known by us to beneficially own more than 5% of the outstanding shares of our common stock

  . each of our directors

  . each of our chief executive officer and the two other most highly compensated executive officers in 2000

  . all of our directors and executive officers as a group

   Unless otherwise indicated below, the persons in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                                      Percent of
                                                            Number of   Voting
   Name and Address (1)                                      Shares     Power
   --------------------                                     --------- ----------
   Five Percent Stockholders:
   Kirk Family Limited Partnership (2)..................... 2,338,977    9.47%
    c/o Kirk Eye Center, S.C.
    7427 Lake Street
    River Forest, Illinois 60305

   Douglas Williams Family Limited Partnership (3)......... 1,639,488    6.64%
    c/o Williams Eye Institute, P.C.
    6850 Hohman Avenue
    Hammond, Indiana 46324

   Eldi E. Deschamps, M.D. (4)............................. 1,379,488    5.59%
    8510 Broadway Street
    Merrillville, Indiana 46410
   Directors and Officers:
   Stephen J. Winjum (5)................................... 1,993,725    7.72%
   Ronald G. Eidell (6)....................................   293,047    1.18%
   E. Michele Vickery (7)..................................   308,209    1.24%
   Scott H. Kirk, M.D. (8)................................. 2,493,224   10.09%
   John D. Hunkeler, M.D. (9)..............................   873,112    3.52%
   R. Judd Jessup (10).....................................   243,158        *
   Steven V. Napolitano (11)...............................   168,000        *
   C.A. Lance Piccolo (12).................................    30,500        *
   Douglas P. Williams, M.D. (13).......................... 1,807,488    7.32%
   All Executive Officers and Directors As a Group:
    (9 people) (14)........................................ 8,210,463   31.01%

--------
    *Less than 1%
(1) Unless otherwise indicated, the address of the beneficial owners is c/o NovaMed Eyecare, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.
(2) The general partners of the Kirk Family Limited Partnership are S. Kirk, S.C. and Kirk Eye Center, S.C. Scott H. Kirk, M.D., a member of the Board of Directors, is the sole shareholder of S. Kirk, S.C., and his brother, Kent A. Kirk, M.D., is the sole shareholder of Kirk Eye Center, S.C.
(3) The general partner of the Douglas Williams Family Limited Partnership is Williams Eye Institute, P.C. Douglas P. Williams, M.D., a member of the Board of Directors, is the sole shareholder of Williams Eye Institute, P.C.
(4) Includes 518,687 shares held by Eldi E. Deschamps, M.D., as Trustee for the Eldi E. Deschamps Grantor Annuity Trust u/a/d June 1, 1998, and 860,801 shares held by Eldi E. Deschamps, M.D., as Trustee for the Eldi E. Deschamps Revocable Trust u/a/d June 1, 1998.
(5) Includes 1,115,625 options which are exercisable within 60 days of March 15, 2001.
(6) Includes 221,666 options which are exercisable within 60 days of March 15, 2001.
(7) Includes 227,167 options which are exercisable within 60 days of March 15, 2001.
(8) Includes 2,338,977 shares of common stock held by the Kirk Family Limited Partnership.
(9) Includes 761,686 shares held by John D. Hunkeler, M.D. as Trustee for the John D. Hunkeler Revocable Trust u/a/d October 13, 1998. Includes 100,000 options which are exercisable within 60 days of March 15, 2001.

(10) Includes 134,958 shares of common stock which are held by R. Judd Jessup and Charlene Lynne Jessup, as Trustees for the R. Judd Jessup and Charlene Lynne Jessup Living Trust u/a/d May 6, 1991. Includes 1,600 shares held by Mr. Jessup's family members. Mr. Jessup disclaims beneficial ownership of all 1,600 of these shares.
(11) Includes 100,000 options which are exercisable within 60 days of March 15, 2001.
(12) Includes 12,500 options which are exercisable within 60 days of March 15, 2001.
(13) Include 1,639,488 shares of common stock held by the Douglas Williams Family Limited Partnership.
(14) Includes 1,776,958 options which are exercisable within 60 days of March 15, 2001.

                               EXECUTIVE OFFICERS

   The table below identifies executive officers of the Company who are not identified in the tables entitled "Election of Directors--Nominees" or "--Other Directors."

   Name                     Age                       Position
   ----                     --- ----------------------------------------------------
   Ronald G. Eidell........  57 Executive Vice President and Chief Financial Officer
   E. Michele Vickery......  46 Executive Vice President Operations

   Mr. Eidell has served as the Executive Vice President and Chief Financial Officer of the Company since July 1998. From January 1996 to May 1998, Mr. Eidell was Senior Vice President and Chief Financial Officer of Metromail Corporation, a provider of information and technology products and services to direct marketing firms. From June 1988 to December 1995, Mr. Eidell worked at R.R. Donnelley & Sons Co., an international commercial printing company, where he was that company's Senior Vice President, Finance and Treasurer from January 1991 to December 1995, and a Vice President from June 1988 through December 1990. Mr. Eidell earned his M.B.A. from the University of Chicago in 1982 and his B.S. in Business Administration from Drexel University in 1967.

   Ms. Vickery has been the Company's Executive Vice President Operations since March 1997. From 1990 to 1996, Ms. Vickery was employed by Surgical Care Affiliates (SCA), a company specializing in the management of outpatient surgery centers, as a Regional Vice President from 1990 until 1992, and as one of two Senior Vice Presidents of Operations from 1992 to 1996. Upon the acquisition of SCA by HealthSouth in 1996, Ms. Vickery continued as a Senior Vice President of the Surgery Division of HealthSouth until joining the Company. Ms. Vickery received her B.S.N. from Case Western Reserve University in 1978, and her B.A. from Wittenberg University in 1976.

   Subject to the terms of their employment agreements, the executive officers serve at the discretion of the Board of Directors. Each of the executive officers has an employment agreement with the Company. See "Executive Compensation--Employment Agreements."

   Section 16(a) Beneficial Ownership Reporting Compliance--Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 2000 all
Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, except that (i) Douglas
P. Williams, M.D. failed to file timely a Form 4 for transactions occurring in November 2000 (which transactions were subsequently reported on a Form 5 filed by Dr. Williams on February 14, 2001), (ii) C.A. Lance Piccolo's Form 3 was not filed timely following his appointment to the Board of Directors on November 10, 2000 (Mr. Piccolo's Form 3 was filed on December 7, 2001), and (iii) James
B. Tananbaum, a member of the Board of Directors until his resignation on August 1, 2000, failed to file timely a Form 4 for a transaction occurring in April 2000 (which transaction was subsequently reported on a Form 4 filed by Mr. Tananbaum in June 2000).

                             EXECUTIVE COMPENSATION

   The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2000, 1999 and 1998, of those persons who were (i) during 2000, the chief executive officer of the Company and (ii) at December 31, 2000, the two other most highly compensated (based upon combined salary and cash incentive compensation) executive officers of the Company whose total salary and bonus exceeded $100,000 during 2000 (collectively, the "Named Officers").

                           Summary Compensation Table

                                                                    Long Term
                                                                   Compensation
                                                                   ------------
                                            Annual Compensation       Awards
                                         ------------------------- ------------
                                                            Other   Securities
Name and                                                   Annual   Underlying
Principal Position                  Year  Salary   Bonus    Comp.    Options
------------------                  ---- -------- -------- ------- ------------
Stephen J. Winjum.................  2000 $306,250 $      0 $22,805   120,000
 President, Chief Executive         1999 $237,500 $125,000 $32,597   100,000
 Officer and Chairman of the Board  1998 $200,000 $ 75,000 $31,203    50,000
Ronald G. Eidell..................  2000 $237,500 $      0 $ 7,495    50,000
 Executive Vice President and       1999 $193,750 $ 70,000 $15,808    30,000
 Chief Financial Officer            1998 $ 80,096 $ 20,000     --    250,000
E. Michele Vickery................  2000 $222,500 $      0 $12,454    40,000
 Executive Vice President
 Operations                         1999 $193,750 $ 70,000 $12,887    30,000
                                    1998 $175,000 $ 40,000 $10,097    24,000

   Option Grants in 2000--The following table provides information on grants of stock options to the Named Officers during 2000. The Company has never issued stock appreciation rights.

                             Option Grants in 2000

                                                                  Potential Realizable
                                                                          Value
                                                                 at Assumed Annual Rates
                                                                           of
                                                                       Stock Price
                                                                      Appreciation
                                    Individual Grants              for Option Term (2)
                         --------------------------------------- -----------------------
                                             Exercise
                                      % of      or
                                      Total    Base   Expiration
Name                     Options (1) Options  Price      Date    0%   5% ($)   10% ($)
----                     ----------- ------- -------- ---------- --- -------- ----------
Stephen J. Winjum.......   120,000    7.95%   $12.00    3/9/10   $ 0 $905,608 $2,294,989
Ronald G. Eidell........    50,000    3.31%   $12.00    3/9/10   $ 0 $377,337 $  956,245
E. Michele Vickery......    40,000    2.65%   $12.00    3/9/10   $ 0 $301,869 $  764,996

--------
(1) These options are all non-qualified stock options.
(2) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains will be dependent on the future performance of the Common Stock and the option holder's continued employment through the vesting period. The amounts reflected in the table may not necessarily be achieved.

   Aggregated Option Exercises in 2000 and Year-End 2000 Option Values--None of the Named Officers exercised any options during the year ended December 31, 2000.

Employment Agreements

   The Company has entered into employment agreements with its Named Officers. The agreements generally provide for the payment of an annual base salary, plus cash incentive compensation based upon the Company's executive compensation plan. See "Report of the Compensation Committee of the Board of Directors." The employment agreements also provide for the right to participate in the Company's stock option and employee benefit programs. These programs include hospitalization, disability, life and health insurance. The employment agreements impose on each employee non-competition restrictions that survive termination of employment for one year and post-termination confidentiality obligations. Each of the Named Officers received option grants as consideration for entering into these agreements.

   The employment agreements with Ms. Vickery and Messrs. Winjum and Eidell have initial terms of three years commencing February 17, 1999, that automatically renew on a year-to-year basis, unless either party chooses to terminate the agreement.

   The Company may terminate these employment agreements with or without cause or upon the Named Officer's disability. If the Company terminates a Named Officer for disability or cause, the executive is not entitled to receive any salary or other severance after the date of termination. The Company may terminate a Named Officer for cause under the agreement if he or she: (i) materially breaches any term or condition of the agreement; (ii) is grossly negligent in the performance of his or her duties; (iii) fails to comply with any of the Company's written guidelines that it has furnished to the executive;
(iv) has committed an act that materially, negatively affects the Company's business or reputation, as reasonably determined by the Board of Directors; or
(v) has committed an act constituting a felony or other act involving dishonesty, disloyalty or fraud against the Company, as reasonably determined by the Board of Directors.

   If the Company terminates a Named Officer without cause, the executive receives severance compensation in a fixed amount equal to the executive's then-current base salary and pro rata cash incentive compensation for a period ranging from 9 to 18 months.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The objectives of the Compensation Committee in determining the levels and components of executive compensation are to (1) attract, motivate and retain talented and dedicated executive officers, (2) provide executive officers with both cash and equity incentives to further the interests of the Company and its stockholders, and (3) compensate executive officers at levels comparable to those of executive officers at other comparable companies. Generally, the compensation of the Company's executive officers is composed of a base salary and an annual incentive compensation award based upon the Company's executive compensation plan. In setting base salaries, the Compensation Committee generally reviews the individual contributions of the particular executive. The annual incentive compensation award is based upon the Company's executive compensation plan. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of the Common Stock over time.

Base Salaries

   In determining the base salaries of the Named Officers in 2000, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives in the competitive marketplace, including comparable companies, and the Company's general compensation practices. The Compensation Committee also reviewed executive compensation survey data prepared by independent compensation consultants. In March 2000, the Board of Directors approved the Compensation Committee's recommendation to increase Stephen J. Winjum's base salary from $250,000 to $325,000. In increasing Mr. Winjum's base salary, the Compensation Committee considered the items discussed above and the magnitude of Mr. Winjum's contributions to the Company.

Cash Incentive Compensation

   An executive officer's cash incentive compensation is based upon the Company's executive compensation plan which was effective as of January 1, 1999 (the "Executive Compensation Plan"), and which was approved by the Board of Directors. As of December 31, 2000, the Executive Compensation Plan covered twelve of the Company's executives, including the Named Officers. Incentive amounts payable under the plan for a calendar year are based upon relative achievement of earnings targets set by the Board of Directors at the beginning of that year. Incentive compensation amounts are determined by applying a percentage to the executive's base salary. The percentage ranges from 20% to 50%, depending on the executive's level, duties and responsibilities. Because the Company's earnings performance in 2000 was below the levels set in the Executive Compensation Plan at the beginning of the year, no cash incentive compensation amounts were paid to Named Officers for the year 2000.

   The Compensation Committee administers the Executive Compensation Plan. The Compensation Committee has the authority to approve all actions taken under the Executive Compensation Plan except for those actions taken with respect to Mr. Winjum. Any annual incentive compensation amount awarded to Mr. Winjum under the Executive Compensation Plan, along with all compensation matters relating to Mr. Winjum, is subject to final approval of the Board of Directors.

Stock Options

   Annually, the Compensation Committee considers stock option grants to its executive officers in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. These options provide an incentive to maximize stockholder value because they reward optionholders only if stockholders also benefit. The exercise price of these stock options is the fair market value of the Common Stock as determined by the Compensation Committee. In general, each option to purchase Common Stock becomes exercisable in stages beginning six months after its grant date, when 1/8th of the individual's options become exercisable. An additional 1/48th of each of these options become exercisable as of the last day of each month thereafter. Consequently, each option will generally be exercisable in full 48 months after its grant date. In making stock option grants to executives, the Compensation Committee considers a number of factors, including the performance of the particular individual, the Company's performance during the previous calendar year, achievement of specific goals, the responsibilities and the relative position of the individuals within the Company, the compensation of executives in comparable companies and the number of stock options each individual currently possesses.

Compliance with Section 162(m)

   The Compensation Committee currently intends for all compensation paid to its executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code. Section 162(m) provides that compensation paid to the executive officers in excess of $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee of independent directors, is objective, and the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if, in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

                             COMPENSATION COMMITTEE

                        C.A. Lance Piccolo, Chairman (1)
                                 R. Judd Jessup

(1) Mr. Piccolo became a member of the Compensation Committee on November 10, 2000. James B. Tananbaum had served as a member of the Compensation Committee until his resignation from the Board of Directors effective August 1, 2000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Our Compensation Committee currently consists of Messrs. Jessup and Piccolo. Neither member of the Compensation Committee has been an officer or employee of us at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee recommends to the Board of Directors the selection of the Company's independent auditors. The Committee also provides assistance to the members of the Board of Directors in fulfilling their oversight functions over the financial statements of the Company. It is not the duty of the Committee, however, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company's independent accountants. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles.

   The Audit Committee has received reports and met and held discussions with management and the independent auditors. At a meeting on February 7, 2001, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2000, with management and the Company's independent auditors. The Audit Committee discussed with the Company's independent auditors all matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Audit Committee also considered and discussed with the independent auditors any relationships that may have an impact on the auditors' objectivity and independence. Following the February 7th meeting, the Company's independent auditors delivered to the Audit Committee a formal written statement describing all relationships with the Company that might bear on the auditors' independence, as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

   Based on the Audit Committee's discussion with and reports from management and its independent accountants and the Audit Committee's reliance on the representation of management that the Company's consolidated financial statements were prepared in accordance with generally accepted principles, the Audit Committee recommends that the Board of Directors include the audited financial statements of the Company in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                AUDIT COMMITTEE

                            R. Judd Jessup, Chairman
                              Steven V. Napolitano
                             C.A. Lance Piccolo (1)

(1) Mr. Piccolo became a member of the Audit Committee on November 10, 2000. James B. Tananbaum had served as a member of the Audit Committee until his resignation from the Board of Directors effective August 1, 2000.

                               PERFORMANCE GRAPH

   The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq National Market Index and the Center for Research in Security Prices (CRSP) Index for Nasdaq Health Services Stocks, during the period commencing August 18, 1999 and ending on December 31, 2000. Because the Company did not consummate its initial public offering until August 18, 1999, there was no public market for the Common Stock prior to this date. The comparison assumes $100 was invested on August 18, 1999, in the Common Stock, the Nasdaq National Market Index and the CRSP Index for Nasdaq Health Services Stocks and assumes the reinvestment of all dividends, if any.

[GRAPH]

               NovaMed        Nasdaq National   CRSP Index for Nasdaq
               Eyecare, Inc.  Market Index      Health Services Stocks
               ------------   ---------------   ----------------------
 8/18/99       $100.000       $100.000          $ 100.00
 8/31/99       $113.571       $103.236          $ 98.352
 9/30/99       $116.429       $103.378          $ 93.552
10/29/99       $ 75.000       $111.664          $ 78.296
11/30/99       $ 87.143       $125.249          $ 82.769
12/31/99       $ 77.143       $152.799          $ 92.105
 1/31/00       $147.143       $147.144          $ 94.477
 2/29/00       $164.286       $175.115          $ 98.542
 3/31/00       $147.857       $171.508          $ 95.738
 4/28/00       $ 94.286       $144.260          $ 87.761
 5/31/00       $ 75.000       $126.858          $ 89.918
 6/30/00       $100.714       $149.118          $ 97.698
 7/31/00       $ 64.286       $141.042          $101.001
 8/31/00       $ 46.786       $157.712          $104.113
 9/29/00       $ 30.714       $137.228          $108.459
10/31/00       $ 24.286       $125.904          $110.081
11/30/00       $ 17.857       $ 97.065          $104.733
12/29/00       $ 12.143       $ 91.954          $126.271

   The stock price performance shown on the graph is not necessarily indicative of future price performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Real Property Leases

   Effective January 1, 1999, the Company entered into a lease agreement with John P. Winjum, the father of the Company's President, Chief Executive Officer and Chairman of the Board, relating to 9,500 square feet of space comprising the Indianola, Iowa location of one of the Company's wholesale optical laboratories. The lease has a five-year term and the Company paid $48,000 in rent during 2000.

   Effective January 1, 1996, the Company entered into a lease agreement with First Colonial Trust Company, as trustee on behalf of Scott H. Kirk, M.D., a member of the Board of Directors, to lease 10,098 square feet of surgery and laser center and eye care clinic space located in River Forest, Illinois. Effective January 1, 2001, the lease was renewed by the Company at its option for an additional five-year term and the Company paid $171,085 in rent during 2000.

   Effective January 1, 1996, the Company entered into a lease agreement with Mercantile National Bank of Indiana, as trustee on behalf of Douglas P. Williams, M.D., a member of the Board of Directors, to lease 11,500 square feet of surgery and laser center and eye care clinic space in Hammond, Indiana. Effective January 1, 2001, the lease was renewed by the Company at its option for an additional five-year term and the Company paid $178,914 in rent during 2000.

   Effective January 1, 1996, the Company entered into a lease agreement with Eldi E. Deschamps, M.D., a stockholder who beneficially owns more than 5% of the Company's Common Stock, and his wife to lease approximately 10,000 square feet of surgery and laser center and eye care clinic space located in Merrillville, Indiana. Effective January 1, 2001, the lease was renewed by the Company at its option for an additional five year term and the Company paid $122,516 in rent during 2000.

Service Agreements

   John D. Hunkeler, M.D., a member of the Board of Directors, is an ophthalmologist employed by Hunkeler Eye Centers, P.C., a physician group that has been a party to a long-term service agreement with the Company since March 1997. In 2000, the Company recognized management services revenue of approximately $17,323,000 from Hunkeler Eye Centers, P.C. In addition, effective July 1, 1999, the Company entered into a Services Agreement with Hunkeler Eye Centers, P.C. pursuant to which the Company engaged Hunkeler Eye Centers, P.C. and its physician-shareholders to perform certain professional and administrative functions on behalf of the Company's research organization. During 2000, the Company paid approximately $450,000 to Hunkeler Eye Centers, P.C. for their services under this Service Agreement.

   Scott H. Kirk, M.D., a member of the Board of Directors, is an ophthalmologist retained by SureVision Eye Centers, L.L.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996. In 2000, the Company recognized management services revenue of approximately $15,539,000 from the professional entities retaining Dr. Kirk's services.

   Douglas P. Williams, M.D., a member of the Board of Directors, is an ophthalmologist retained by Williams Eye Institute, P.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996. In 2000, the Company recognized management services revenue of approximately $15,539,000 from the professional entities retaining Dr. Williams's services.

   Eldi E. Deschamps, M.D., a stockholder who beneficially owns more than 5% of the Company's Common Stock, is an ophthalmologist retained by SureVision Eye Centers, L.L.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996. In 2000, the Company recognized management services revenue of approximately $15,539,000 from the professional entities retaining Dr. Deschamps's services.

Employment Agreement

   John D. Hunkeler, M.D., a member of the Board of Directors, is the Company's National Medical Director. Effective December 29, 2000, the Company granted to Dr. Hunkeler options to acquire 150,000 shares of the Company's Common Stock as compensation for serving as National Medical Director. The options vest over a three-year period.

                              INDEPENDENT AUDITORS

   The Company's independent public accountants for 2000 were Arthur Andersen LLP. The Board of Directors, upon recommendation of the Audit Committee, has selected Arthur Andersen LLP to audit the financial statements of the Company for the year ending December 31, 2001. It is expected that representatives of Arthur Andersen LLP will be present at the Annual Meeting and be available to respond to questions. These representatives will also be given an opportunity to make a statement if they desire to do so.

                           DISCLOSURE OF AUDITOR FEES

   The following is a description of the fees billed to the Company by its independent auditors, Arthur Andersen LLP, during the year ended December 31, 2000:

   Audit Fees. Audit fees paid by the Company to Arthur Andersen in connection with Arthur Andersen's review and audit of the Company's annual financial statements for the year ended December 31, 2000, and Arthur Andersen's review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during the year ended December 31, 2000, totaled approximately $130,000.

   Financial Information Systems Design and Implementation Fees. The Company did not engage Arthur Andersen to provide advice to the Company regarding financial information systems design and implementation during the year ended December 31, 2000.

   All Other Fees. Fees paid by the Company to Arthur Andersen during the year ended December 31, 2000, for all other non-audit services rendered to the Company totaled approximately $266,000.

                        MISCELLANEOUS AND OTHER MATTERS

   Stockholder List--A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and the number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, commencing May 7, 2001, and continuing through the date of the Annual Meeting, at the principal executive offices of the Company, 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.

   Solicitation--The cost of this proxy solicitation will be borne by the Company. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

   Proposals of Stockholders--Proposals of stockholders (i) intended to be considered at the Company's 2002 Annual Meeting of Stockholders (the "2002 Annual Meeting") and (ii) to be considered for inclusion in the Company's proxy statement and proxy for the 2002 Annual Meeting, must be received by the Secretary of the Company by no earlier than January 25, 2002, and no later than February 24, 2002.

   Other Business--The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement and the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

                                          By order of the Board of Directors,

/s/ Ronald G. Eidell
                                          Ronald G. Eidell
                                          Secretary

Chicago, Illinois
April 11, 2001

     ALL STOCKHOLDERS ARE REQUESTED TO VOTE NOW, EITHER BY TELEPHONE OR THE INTERNET, OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY
                                   PROMPTLY.

                                   APPENDIX A

                             NOVAMED EYECARE, INC.

                            AUDIT COMMITTEE CHARTER
                 (Amended and restated as of February 15, 2001)

A. Purpose

   The Audit Committee (the "Committee") shall provide assistance to the members of the Board of Directors (the "Board of Directors" or the "Board") of NovaMed Eyecare, Inc. (the "Company") in fulfilling their oversight functions. In so doing, it shall be the responsibility of the Committee to maintain free and open means of communication between the members of the Board, the Company's independent public accountants who audit the Company's financial statements (the "Auditors"), and the Company's financial management staff. The Board shall have the ultimate authority and responsibility, based upon recommendations from the Committee, to select, and where appropriate, replace the Auditors, who are ultimately accountable to the Board of Directors and the Committee.

   The functions of the Committee are enumerated in section C of this Charter.

   While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Auditors. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to assure the Company's compliance with laws and regulations or compliance with the Company's code of ethical conduct. The primary responsibility for these matters rests with the Company's management.

   In its oversight capacity, the Audit Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. The primary responsibility for these matters also rests with the Company's management. The Audit Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

B. Composition

   The Committee shall be comprised of members who shall satisfy the requirement of the National Association of Securities Dealers for companies listed on the Nasdaq National Market. Committee members and the Committee Chairman shall be designated by the full Board of Directors upon the recommendation of the Chairman of the Board.

C. Functions

   The Committee's functions may be divided into the following general categories:

     (1) assessing processes related to risks and control environment;

     (2) overseeing financial reporting;

     (3) evaluating the independent audit processes; and

     (4) evaluating internal accounting controls.

   Under these four broad areas, the Committee shall:

   1. Risk and Control Environment Processes

     a. Assist the Board of Directors of the Company in fulfilling its oversight functions with respect to the quality, integrity and annual independent audit of the Company's financial statements.

     b. Review this Charter at least annually or as conditions dictate.

     c. Perform such other functions as assigned by law, the Company's certificate of incorporation or bylaws, or the Board of Directors.

   2. Reporting Process

     a. Review with management and the Auditors the Company's annual financial statements to be included in the Company's annual report on Form 10-K.

     b. Based upon discussions with, and reliance upon, management and the Auditors, cause to be prepared a report for inclusion in the Company's proxy statement, which report will satisfy the requirements of Item 7(e)(3) of Schedule 14A under the Securities Exchange Act of 1934, as amended. In addition, the Committee will provide any other audit committee-related disclosure, in filings with the Securities and Exchange Commission or otherwise required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed.

     c. Discuss with the Auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

   3. Independent Audit Process

     a. Recommend to the Board of Directors the selection of the Auditors, considering, among other things, independence and effectiveness. The Committee shall review and discuss with the Auditors all significant relationships the Auditors have with the Company to determine the Auditors' independence. The Committee shall also review the fees and other compensation to be paid to the Auditors. The Committee shall receive from the Auditors a formal written statement delineating all relationships affecting objectivity and independence between the Auditors and the Company.

     b. Review the performance of the Auditors and recommend to the Board any proposed discharge of the Auditors when circumstances warrant.

     c. Review any significant disagreements among management and the Auditors in connection with the preparation of the Company's financial statements.

     d. Review with the Auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been inplemented.

     e. Provide an open avenue of communication among the Auditors, management and the Board of Directors.

   4. Internal Accounting Control

     a. Oversee and review that management has established and is maintaining process to assure that an adequate system of internal control is functioning within the Company.

     b. Review the adequacy of internal controls and procedures related to executive travel and entertainment.

     c. Review the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

D. Meetings

   The Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Committee or at the request of the Auditors or management. Members of senior management, the Auditors or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Committee shall meet with the Auditors and management in separate executive session to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

   The Chairman of the Committee shall arrange for and set the preparation of agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Committee shall maintain appropriate records of meetings and activities.

E. Communications with the Board of Directors

   The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board of Directors.

February 15, 2001

                             NOVAMED EYECARE, INC.

                           980 North Michigan Avenue
                                  Suite 1620
                            Chicago, Illinois 60611

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 17, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) hereby appoints Stephen J. Winjum and Ronald
G. Eidell and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of NovaMed Eyecare, Inc. to be held at One North Franklin Street, 3rd Floor, Chicago, Illinois 60606, on Thursday, May 17, 2001, at 4:00 p.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

           (continued, and to be signed and dated, on reverse side)


                       ANNUAL MEETING OF STOCKHOLDERS OF

                             NOVAMED EYECARE, INC.

                                 May 17, 2001

                           Proxy Voting Instructions

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.



                                               -------------------------------
                                  \
YOUR CONTROL NUMBER IS    ---------
                                  /
                                               -------------------------------



            |                                                     |
           \|/  Please Detach and Mail in the Envelope Provided  \|/

--------------------------------------------------------------------------------

        Please mark your
A  [X]  votes as in this
        example.
1.  Election of Class II Directors.

       FOR all nominees          WITHHELD
    listed at right (except     AUTHORITY
       as marked to the        to vote for
        company below)         all nominees
                                              Nominees:  John D. Hunkeler, M.D.
              [_]                  [_]                   C.A. Lance Piccolo

(Instruction to withhold authority to vote for any individual nominee, write that nominee's name on the line below)

------------------------------------------

2. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS HEREON, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature              Signature, if held jointly          Dated:        , 2001
          ------------                           ---------       --------

NOTE: Please date this Proxy and sign it exactly as your name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

--------------------------------------------------------------------------------